SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: April 24, 2002
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



         MINNESOTA                      000-19621               41-1454591
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(State or other jurisdiction of        Commission          (I.R.S. Employer
 incorporation or organization)         File No.            Identification No.)


         7400 EXCELSIOR BOULEVARD
         MINNEAPOLIS, MN                                        55426-4517
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(Address of principal executive offices)



                                 (952) 930-9000
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              (Registrant's telephone number, including area code)

Item 5.        Other Events.
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         On April 23 2002, Appliance Recycling Centers of America, Inc. issued a press release announcing its first quarter operating results. The Company reported revenues of $11,699,000 and net income of $238,000 or $.07 per diluted share for its quarter ended March 30, 2002. A copy of the press release is attached as an exhibit to this filing on Form 8-K.


Item 7(c).     Exhibits.
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99             Press Release dated April 23, 2002, announcing its first quarter operating results.


Date: April 24, 2002                    /s/ Linda Koenig
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                                        Linda Koenig, Controller